Exhibit 99.1

indie Semiconductor Acquires Silicon Radar GmbH

•Adds Highly Innovative Automotive Radar Capabilities for In-cabin and Exterior Vehicle Sensing Applications
•Accelerates Product Roadmap with the Industry’s First Production-ready 120 GHz Solution
•Complements indie’s Acquisitions of Analog Devices’ and ON Semi’s Radar Divisions

ALISO VIEJO, Calif. and FRANKFURT AN DER ODER, Germany - February 22, 2023 - indie Semiconductor (Nasdaq: INDI), an Autotech solutions innovator has announced it has acquired Silicon Radar GmbH, a German-based specialist in advanced, highly integrated, high-frequency system-on-chips (SoCs) for automotive radar applications.

“Radar is a fundamental sensor modality for ADAS and automotive safety applications,” said Donald McClymont, indie's co-founder and CEO. “The growing number of radars per vehicle require high-performance and highly integrated semiconductors capable of supporting ever higher frequency of operation with the lowest power consumption while supporting the ever-increasing demand for resolution in both external and in-cabin radar systems. indie’s acquisition of Silicon Radar furthers our technology leadership in automotive radar applications, particularly with the industry’s first production-ready 120 GHz solution and immediately extends our capabilities with the addition of a world class design team in Europe.”

As the radar industry moves to 120 GHz (in-cabin sensing) and 140 GHz (external sensing), these higher frequencies allow the use of antenna-on-chip techniques, significantly raising the integration levels, and enabling indie to create products with a complete radar on a chip, opening up significant new market areas. In particular, operation at 120GHz or above allows antennas to be integrated in package or on-die, thus vastly simplifying the PCB design and dramatically reducing cost especially in in-cabin Occupant Monitoring Systems, or OMS, where industrial design often cannot allow external antennas optimized for RF performance at lower frequencies.

According to IHS, 138 million radar Electronic Control Units, or ECUs, will ship in 2023, supporting short-, medium- and long-range applications including interior monitoring, blind side detection, park assist and automatic emergency braking. By 2028, the market is expected to more than double to 293 million units, creating a $6 billion opportunity for radar semiconductors.

Founded in 2006 and based in Frankfurt an der Oder, Germany, Silicon Radar specializes in the semiconductor design of 60 GHz, 120 GHz and 140 GHz high-frequency circuits for radar, sensor and wireless communications. With an innovative team of 14 expert mixed-signal SoC and system designers, Silicon Radar has developed 10 radar-related patents and has previously worked closely with indie in co-developing radar solutions for emerging radar applications, including 120 GHz and 140 GHz frequencies.

“We are extremely excited to extend our multi-year partnership with indie Semiconductor, and previously Analog Devices, and take this pivotal step to now formally join forces. Silicon Radar has independently established itself as a proven innovator of radar MMICs and ASIC designs for radar applications,” said Anja Bölicke, CEO of Silicon Radar. “By combining our core technologies with indie’s global sales channels and demonstrated scalability, we can accelerate our time to market and better capitalize on the global radar market opportunity. Together, we can enable more cost-effective solutions for precise detection of position, distance and velocity to allow safer mobility across a range of applications.”

As this acquisition supports indie’s radar research and development staffing plan, the financial impact is expected to be neutral to previously forecasted investment levels.

About indie
indie is empowering the Autotech revolution with next-generation automotive semiconductors and software platforms. We focus on edge sensors spanning multiple modalities, including radar, LiDAR, ultrasound and computer vision for Advanced Driver Assistance Systems (ADAS), user experience and electrification applications. These technologies represent the core underpinnings of both electric and autonomous vehicles while our advanced user interfaces enabled by our mixed-signal SoCs transform the in-cabin experience to mirror and seamlessly connect to the mobile platforms we rely on every day. We are an approved vendor to Tier 1 partners and our solutions can be found in marquee automotive OEMs around the world. Headquartered in Aliso Viejo, CA, indie has design centers and sales offices in Austin, TX; Boston, MA; Detroit, MI; San Francisco and San Jose, CA; Córdoba, Argentina; Budapest, Hungary; Dresden, Munich, Nuremburg, and Frankfurt an der Oder, Germany; Cambridge, England; Edinburgh, Scotland; Rabat, Morocco; Haifa and Tel Aviv, Israel; Quebec City, Canada; Tokyo, Japan; Seoul, South Korea and several locations throughout China.

Please visit us at www.indiesemi.com to learn more.

About Silicon Radar
Silicon Radar GmbH is a highly qualified engineering team with decades of combined expertise of radar chip and system design. Our focus is the development and commercialization of cost effective 60 GHz, 120 GHz and 140 GHz band and higher mixed-signal system-on-chip solutions for radar, sensor and wireless communications.

Safe Harbor Statement
This communication contains “forward-looking statements” (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended). Such statements include, but are not limited to, statements regarding our future business and financial performance and prospects, including statements regarding how our acquisition of Silicon Radar will accelerate our product roadmap, complement our previous acquisitions of Analog Devices’ and ON Semi’s Radar Divisions, further our technology leadership in automotive radar applications, open new markets, enable more cost-effective solutions, accelerate our time to market, and capitalize on the growing global market opportunity for radar semiconductors, and other statements identified by words such as “will likely result,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” “plan,” “project,” “outlook,” “should,” “could,” “may” or words of similar meaning. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results included in such forward-looking statements. In addition to the factors previously disclosed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed with the SEC on April 11, 2022 and in our other public reports filed with the SEC (including those identified under “Risk Factors” therein), the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: the impact of the COVID-19 pandemic; the impact of Russia’s invasion of Ukraine; our reliance on contract manufacturing and outsourced supply chain and the availability of semiconductors and manufacturing capacity; competitive products and pricing pressures; our ability to win competitive bid selection processes and achieve additional design wins; the impact of any acquisitions we may make, including Silicon Radar, and our ability to successfully integrate such acquired businesses and the risks that the anticipated benefits of any acquisitions may not be fully realized or may take longer to realize than expected; our ability to develop, market and gain acceptance for new and enhanced products and expand into new technologies and markets; trade restrictions and trade tensions; our ability to build, staff and integrate new design, testing, sales and marketing facilities throughout the world; and political and economic instability in our target markets. All forward looking statements in this press release are expressly qualified in their entirety by the foregoing cautionary statements.

Investors are cautioned not to place undue reliance on the forward-looking statements in this press release, which information set forth herein speaks only as of the date hereof. We do not undertake, and we expressly disclaim, any intention or obligation to update any forward-looking statements made in this announcement or in our other public filings, whether as a result of new information, future events or otherwise, except as required by law.

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For Silicon Radar
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Source: indie Semiconductor